UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: March 31

Date of reporting period: March 31, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

March 31, 2012

Annual Repor t

Legg Mason

Western Asset

New York

Municipals Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset New York Municipals Fund

Fund objective

The Fund seeks as high a level of income exempt from federal income tax and New York State and New York City personal income taxes* as is consistent with prudent investing.

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Western Asset New York Municipals Fund for the twelve-month reporting period ended March 31, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 27, 2012

Legg Mason Western Asset New York Municipals Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended March 31, 2012, albeit at an uneven pace. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.3% and 1.8% in the second and third quarters of 2011, respectively. The economy then gathered further momentum late in 2011, as the Commerce Department reported that fourth quarter GDP growth was 3.0% — the fastest pace since the second quarter of 2010. However, economic growth in the U.S. then moderated somewhat, as the Commerce Department’s initial estimate for first quarter 2012 GDP growth was 2.2%.

Two factors constraining economic growth were the weak job market and continued troubles in the housing market. While there was some improvement during the second half of the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 8.9%. Unemployment then rose to 9.0% in April and stayed at or above 9.0% over the next five months before declining to 8.9% in October. Unemployment then declined during four out of the next five months and was 8.2% in March 2012, the lowest rate since February 2009. The housing market showed some positive signs, although it still appears to be searching for a bottom. According to the National Association of Realtors (“NAR”), existing-home sales fluctuated throughout the period. However, the inventory of unsold homes moved lower versus the previous month in March 2012 and home prices increased. The NAR reported that the median existing-home price for all housing types was $163,800 in March 2012, up 2.5% from March 2011.

The manufacturing sector overcame a soft patch in the summer of 2011 and expanded at a stronger pace during much of the remainder of the reporting period. Looking back, based on the Institute for Supply Management’s PMI (“PMI”)ii, in February 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 61.4 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then generally moderated over the next several months and was 50.6 in August 2011, its lowest reading in two years. The manufacturing sector gathered momentum and ended January 2012 at 54.1, its highest reading since June 2011. After dipping to 52.4 in February, the PMI rose to 53.4 in March. In addition, fifteen of the eighteen industries tracked by the Institute for Supply Management expanded in March. In contrast, only nine and eleven industries expanded in January and February 2012, respectively.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In August 2011, the Fed declared its intention to keep the federal funds rate steady until mid-2013. Then, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” The Fed repeated this point at its meeting in April (after the reporting period ended), saying “To support a stronger economic recovery and to help ensure that inflation, over time, is at the rate most consistent with its dual

IV	Legg Mason Western Asset New York Municipals Fund

Investment commentary (cont’d)

mandate, the Committee expects to maintain a highly accommodative stance for monetary policy.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

April 27, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Legg Mason Western Asset New York Municipals Fund 2012 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks as high a level of income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with prudent investing.

We select portfolio holdings primarily by identifying undervalued sectors and individual securities, while also selecting securities that we believe will benefit from changes in market conditions. Under normal circumstances, the Fund invests at least 80% of its assets in “New York municipal securities,” the interest on which is exempt from regular federal income tax and New York State and New York City personal income taxes. New York municipal securities include debt obligations issued by the state of New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. Interest on New York municipal securities may be subject to the federal alternative minimum tax (“AMT”).

The Fund will normally invest in securities that, at the time of purchase, have remaining maturities from one to more than thirty years. The Fund focuses on investment grade bonds (that is, securities rated Baa/BBB or above), but may invest up to 20% of its assets in below investment grade bonds. Instead of investing directly in particular securities, the Fund may use derivatives that are intended to provide economic exposure to a security, an issuer, an index or basket of securities, or a market — to the extent consistent with its 80% policy. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationi) and for other purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) experienced periods of heightened volatility during the reporting period, but ultimately generated positive results. Most spread sectors rallied during the first month of the period as expectations for the economy were generally positive. While the majority of spread sectors posted positive results in May, they underperformed equal-duration Treasuries. Risk aversion then increased from June through September given mostly disappointing economic data, the European sovereign debt crisis and the Standard & Poor’s rating downgrade of U.S. sovereign debt. Most spread sectors then rallied in October given hopes of progress in Europe and some better-than-expected economic data. While risk aversion returned in November given an escalation of the European sovereign debt crisis, risk appetite returned in December and generally remained robust during the remainder of the period. This shift in investor sentiment was triggered by indications that the U.S. economy was gathering momentum and signs of progress in the European sovereign debt crisis.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the reporting period. When the period began, two- and ten-year Treasury yields were 0.80% and 3.47%, respectively. Yields initially moved higher given expectations

2	Legg Mason Western Asset New York Municipals Fund 2012 Annual Report

Fund overview (cont’d)

for improving economic growth and the potential for rising inflation. Two- and ten-year Treasury yields peaked at 0.85% and 3.59%, respectively, in April 2011. Yields then declined during much of the next five months due to disappointing economic data and several flights to quality. Two-year Treasuries hit their low for the reporting period of 0.16% on September 19, 2011. Ten-year Treasuries reached their reporting period trough of 1.72% on September 22, 2011. Yields then moved higher during much of the remainder of the period as the economy gained some traction. In addition, rising oil prices fanned inflationary concerns. When the reporting period ended on March 31, 2012, two-year Treasury yields were 0.33% and ten-year Treasury yields were 2.23%.

Aside from some temporary setbacks, the municipal bond market generated strong results during the reporting period. Looking back, prior to the beginning of the period in late 2010 and early 2011, the municipal market performed poorly given concerns regarding the financial health of some issuers, fears of increasing defaults and investor redemptions from municipal bond mutual funds. However, the municipal market started to rally in April 2011 and it posted positive returns during ten of the twelve months covered by this report. Supporting the municipal market were increasing tax revenues, falling new issuance, generally strong investor demand and extremely low defaults. In addition, while certain challenges remain, a number of states took actions to reduce spending and get their financial houses in order. All told, the Barclays Capital Municipal Bond Indexii returned 12.07% for the twelve months ended March 31, 2012. Over the same period, the overall taxable bond market, as measured by the Barclays Capital U.S. Aggregate Indexiii, returned 7.71%.

While it posted a strong double-digit return, the New York municipal bond market underperformed the overall tax-exempt market, with the Barclays Capital New York Municipal Bond Indexiv returning 10.83% during the twelve-month reporting period. The state’s fiscal situation remained on solid footing during the period and its fiscal year 2013 budget was passed on time, the second consecutive year this has occurred. However, New York municipal bond spreads did not narrow as much as the overall municipal market, as the former was relatively fairly valued, from our perspective, during the reporting period.

How did you respond to these changing market conditions?

A. There were no significant changes to the Fund during the reporting period, as we were comfortable with its sector and yield curvev positioning. The Fund employed short U.S. Treasury futures on several occasions during the reporting period to manage duration and to express our views that the municipal market would outperform the Treasury market. This strategy contributed to the Fund’s performance during the period. There were no Treasury futures in the portfolio at the end of the reporting period.

Performance review

For the twelve months ended March 31, 2012, Class A shares of Legg Mason Western Asset New York Municipals Fund, excluding sales charges, returned 14.20%. The Fund’s unmanaged benchmark, the Barclays Capital New York Municipal Bond Index, returned 10.83% for the same period. The Lipper New York Municipal Debt Funds Category Average1 returned 12.81% over the same time frame.

Certain investors may be subject to the AMT, and state and local taxes may apply.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended March 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 99 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Western Asset New York Municipals Fund 2012 Annual Report	3

Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of March 31, 2012 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason Western Asset New York Municipals Fund:
Class A	4.26%	14.20%
Class B1	3.93%	13.50%
Class C	3.97%	13.56%
Class I	4.33%	14.36%
Barclays Capital New York Municipal Bond Index	3.40%	10.83%
Lipper New York Municipal Debt Funds Category Average[2]	4.24%	12.81%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended March 31, 2012 for Class A, Class B, Class C and Class I shares were 3.54%, 3.14%, 3.14% and 3.83%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated July 31, 2011, the gross total annual operating expense ratios for Class A, Class B, Class C and Class I shares were 0.71%, 1.34%, 1.28% and 0.56%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

What were the leading contributors to performance?

A. The largest contributors to the Fund’s relative performance during the reporting period were its duration and overall yield curve positioning. The Fund’s duration was longer than that of the benchmark, which was beneficial as rates moved lower during the reporting period. From a yield curve perspective, the Fund maintained an overweight to the 20 year and 22+ year portions of the municipal yield curve. This positively impacted performance as longer-term securities outperformed shorter-term securities.

Sector positioning, overall, enhanced the Fund’s results during the reporting period. In particular, overweights to the strong performing Education, Health Care and Industrial Revenue sectors were positive for performance. In addition, having underweights to weak performing Pre-refundedvi securities, State General Obligation bonds and the Leasing sector enhanced the Fund’s results.

[1]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended March 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 100 funds for the six-month period and among the 99 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	Legg Mason Western Asset New York Municipals Fund 2012 Annual Report

Fund overview (cont’d)

Also benefiting the Fund’s performance were its overweight exposure to lower-rated investment grade municipal bonds and its underweight to AAA-rated and AA-rated municipal bonds. We felt that high-quality securities were richly valued and the underweight position was rewarded given that they lagged their lower-rated counterparts during the period.

What were the leading detractors from performance?

A. The largest detractor from relative performance during the reporting period was the Fund’s positioning in certain sectors. Having underweights to the Transportation and Water/Sewer sectors were not rewarded as they outperformed the benchmark during the period. An overweight to the underperforming Housing sector was a modest negative for results as well.

Finally having an underweight to the ten- to fifteen-year portion of the municipal yield curve was a slight drag on results, as it outperformed the benchmark.

Thank you for your investment in Legg Mason Western Asset New York Municipals Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

April 17, 2012

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. As a non-diversified fund, it can invest a larger percentage of its assets in fewer issues than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. Lower-rated, higher-yielding bonds are subject to greater credit risk, including the risk of default, than higher-rated obligations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Legg Mason Western Asset New York Municipals Fund 2012 Annual Report	5

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii	The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

iii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv	The Barclays Capital New York Municipal Bond Index is a market value weighted index of New York investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one year or more.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vi

A pre-refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasuries or agencies, which has been structured to pay principal and interest and any call premium, either to a call date (in the case of a pre-refunded bond), or to maturity (in the case of an escrowed to maturity bond).

6	Legg Mason Western Asset New York Municipals Fund 2012 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of March 31, 2012 and March 31, 2011 and does not include derivatives such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Western Asset New York Municipals Fund 2012 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2011 and held for the six months ended March 31, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	4.26%	$1,000.00	$1,042.60	0.71%	$3.63	Class A	5.00%	$1,000.00	$1,021.45	0.71%	$3.59
Class B	3.93	1,000.00	1,039.30	1.35	6.88	Class B	5.00	1,000.00	1,018.25	1.35	6.81
Class C	3.97	1,000.00	1,039.70	1.28	6.53	Class C	5.00	1,000.00	1,018.60	1.28	6.46
Class I	4.33	1,000.00	1,043.30	0.59	3.01	Class I	5.00	1,000.00	1,022.05	0.59	2.98

[1]	For the six months ended March 31, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

8	Legg Mason Western Asset New York Municipals Fund 2012 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C	Class I
Twelve Months Ended 3/31/12	14.20%	13.50%	13.56%	14.36%
Five Years Ended 3/31/12	5.77	5.22	5.16	5.92
Ten Years Ended 3/31/12	5.14	4.69	4.55	5.30

With sales charges[2]	Class A	Class B	Class C	Class I
Twelve Months Ended 3/31/12	9.35%	9.00%	12.56%	14.36%
Five Years Ended 3/31/12	4.85	5.06	5.16	5.92
Ten Years Ended 3/31/12	4.68	4.69	4.55	5.30

Cumulative total returns
Without sales charges[1]
Class A (3/31/02 through 3/31/12)	65.11%
Class B (3/31/02 through 3/31/12)	58.10
Class C (3/31/02 through 3/31/12)	55.99
Class I (3/31/02 through 3/31/12)	67.54

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

Legg Mason Western Asset New York Municipals Fund 2012 Annual Report	9

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of Legg Mason Western Asset New York Municipals Fund vs. Barclays Capital New York Municipal Bond Index and Lipper New York Municipal Debt Funds Category Average† — March 2002 - March 2012

Value of $1,000,000 invested in

Class I Shares of Legg Mason Western Asset New York Municipals Fund vs. Barclays Capital New York Municipal Bond Index and Lipper New York Municipal Debt Funds Category Average† — March 2002 - March 2012

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares and $1,000,000 invested in Class I shares of Legg Mason Western Asset New York Municipals Fund on March 31, 2002, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2012. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Barclays Capital New York Municipal Bond Index. The Barclays Capital New York Municipal Bond Index is a market value weighted index of New York investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one year or more. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper New York Municipal Debt Funds Category Average is comprised of the Fund’s peer group of mutual funds.

10	Legg Mason Western Asset New York Municipals Fund 2012 Annual Report

Spread duration (unaudited)

Economic exposure — March 31, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BC NY	— Barclays Capital New York Municipal Bond Index
LMWA NY	— Legg Mason Western Asset New York Municipals Fund

Legg Mason Western Asset New York Municipals Fund 2012 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — March 31, 2012

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BC NY	— Barclays Capital New York Municipal Bond Index
LMWA NY	— Legg Mason Western Asset New York Municipals Fund

12	Legg Mason Western Asset New York Municipals Fund 2012 Annual Report

Schedule of investments

March 31, 2012

Legg Mason Western Asset New York Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 91.2%
Education — 15.4%
Amherst, NY, Development Corp., Student Housing Facility Revenue, AGM	5.000%	10/1/40	$2,370,000	$2,500,777
Amherst, NY, IDA, Civic Facilities Revenue:
University of Buffalo Foundation, Faculty-Student Housing, AMBAC	5.125%	8/1/20	1,000,000	1,017,560
University of Buffalo Foundation, Faculty-Student Housing, AMBAC	5.250%	8/1/31	3,615,000	3,634,449
Buffalo & Erie County, NY, Industrial Land Development Corp. Revenue, Buffalo State College Foundation Housing Corp. Project	5.375%	10/1/41	2,040,000	2,172,355
Dutchess County, NY, Industrial Development Agency, Civic Facility Revenue, Refunding, Bard College	5.000%	8/1/19	1,000,000	1,099,260
Erie County, NY, Industrial Development Agency, School Facility Revenue, Buffalo City School District	5.000%	5/1/31	17,685,000	18,956,198
Madison County, NY, IDA, Civic Facilities Revenue, Colgate University Project	5.000%	7/1/23	2,250,000	2,336,827
New York City, NY, Trust Cultural Resource Revenue, AMBAC, Museum of Modern Art	5.000%	4/1/23	3,100,000	3,153,568
New York State Dormitory Authority Revenue:
4201 School Program	5.000%	7/1/18	1,000,000	1,003,240
City University of New York, Consolidated Second General Resolution, AMBAC-TCRS	5.750%	7/1/18	3,000,000	3,463,380
City University Systems, AGM	6.000%	7/1/14	3,655,000	3,869,622
City University Systems, FGIC-TCRS	5.625%	7/1/16	5,825,000	6,597,803
New York University	5.000%	7/1/38	10,000,000	10,741,100
New York University, AMBAC	5.000%	7/1/32	8,000,000	8,705,520
New York University, NATL	5.750%	7/1/27	6,300,000	8,030,043
Non-State Supported Debt, Brooklyn Law School	5.750%	7/1/33	1,750,000	1,912,032
Non-State Supported Debt, Cabrini Westchester, GNMA-Collateralized, FHA	5.200%	2/15/41	4,395,000	4,806,460
Non-State Supported Debt, Manhattan Marymount	5.250%	7/1/29	2,140,000	2,236,749
Non-State Supported Debt, New School University	5.500%	7/1/40	25,000,000	27,206,250
Non-State Supported Debt, St. Joseph’s College	5.250%	7/1/35	2,000,000	2,131,980
Non-State Supported Debt, University of New York, AMBAC	5.000%	7/1/37	5,000,000	5,287,300
State University Adult Facilities, AGM	5.750%	5/15/17	1,070,000	1,294,208
Teachers College, NATL	5.000%	7/1/22	3,000,000	3,017,430
New York State Dormitory Authority Revenues, Non-State Supported Debt, Skidmore College	5.500%	7/1/41	3,200,000	3,541,536

See Notes to Financial Statements.

Legg Mason Western Asset New York Municipals Fund 2012 Annual Report	13

Legg Mason Western Asset New York Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Education — continued
Rensselaer County, NY, IDA, Civic Facilities Revenue:
Polytechnic Institute Dormitory Project	5.125%	8/1/27	$5,820,000	$5,825,936
Polytechnic Institute Dormitory Project	5.125%	8/1/29	5,430,000	5,434,941
St. Lawrence County, NY, Industrial Development Agency, Civic Development Corp. Revenue:
Clarkson University Project	6.000%	9/1/34	600,000	674,262
Clarkson University Project	5.375%	9/1/41	1,750,000	1,849,820
Troy, NY, Capital Resource Corp. Revenue, Rensselaer Polytechnic Institute	5.125%	9/1/40	15,000,000	15,875,700
Total Education				158,376,306
Health Care — 13.8%
Monroe County, NY, Industrial Development Corp., FHA, Insured Mortgage Revenue, Unity Hospital of Rochester Project	5.500%	8/15/40	9,000,000	10,134,630
Nassau County, NY, Industrial Development Agency Revenue, Continuing Care Retirement, Amsterdam at Harborside	6.700%	1/1/43	10,000,000	8,080,800
New York City, NY, Health & Hospital Corp. Revenue, Health Systems	5.000%	2/15/30	15,000,000	16,405,050
New York State Dormitory Authority Revenue:
Municipal Health Facilities	5.000%	1/15/28	7,000,000	7,541,030
Municipal Health Facilities	5.000%	1/15/32	25,000,000	26,330,250
New York and Presbyterian Hospital, AGM, FHA	5.000%	8/15/36	17,500,000	17,981,600
New York University Hospitals Center	5.000%	7/1/26	10,000,000	10,509,500
Non-State Supported Debt, Insured Mortgage Hospital Montefiore, FHA	5.000%	8/1/22	2,500,000	2,793,625
Non-State Supported Debt, Mount Sinai Hospital	5.000%	7/1/26	5,000,000	5,358,700
Non-State Supported Debt, North Shore Long Island Jewish Medical Center	5.250%	5/1/30	8,750,000	9,547,388
Non-State Supported Debt, North Shore Long Island Jewish Medical Center	5.500%	5/1/33	3,000,000	3,335,310
Non-State Supported Debt, North Shore Long Island Jewish Medical Center	5.500%	5/1/37	13,000,000	14,453,010
North Shore University Hospital, NATL	5.500%	11/1/14	2,500,000	2,772,425
State Supported Debt Mental Health Services Facilities Improvement, AGM	5.250%	8/15/30	70,000	70,151
United Cerebral Palsy, AMBAC	5.125%	7/1/21	1,500,000	1,460,595
New York State Dormitory Authority Revenues, Non-State Supported Debt, NYU Hospitals Center	6.000%	7/1/40	4,000,000	4,464,440
Syracuse, NY, Industrial Development Agency Revenue, Refunding, James Square Association, FHA	7.000%	8/1/25	1,250,000	1,255,575
Total Health Care				142,494,079

See Notes to Financial Statements.

14	Legg Mason Western Asset New York Municipals Fund 2012 Annual Report

Schedule of investments (cont’d)

March 31, 2012

Legg Mason Western Asset New York Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Housing — 5.6%
New York City, NY, HDC, Cadman Project, FHA	6.500%	11/15/18	$769,212	$799,234
New York City, NY, HDC, MFH Rental Revenue, Seaview Towers	4.600%	7/15/26	8,275,000	8,576,127	(a)
New York City, NY, HDC, MFH Revenue	4.600%	11/1/26	6,250,000	6,379,000	(a)
New York City, NY, HDC, MFH Revenue	4.950%	11/1/39	10,000,000	10,445,300
New York City, NY, HDC, MFH Revenue	5.150%	11/1/45	1,630,000	1,703,578
New York State Housing Finance Agency:
Affordable Housing Revenue	4.800%	11/1/34	4,450,000	4,706,676
Affordable Housing Revenue	4.750%	11/1/36	1,000,000	1,020,950
Affordable Housing Revenue	5.000%	11/1/40	4,500,000	4,643,145
Affordable Housing Revenue	4.875%	5/1/42	2,875,000	2,945,265
Affordable Housing Revenue	5.200%	11/1/45	2,500,000	2,591,150
New York State Housing Finance Agency Revenue	5.250%	11/1/41	1,000,000	1,036,520
New York State Mortgage Agency Revenue:
Homeowner Mortgage	5.200%	10/1/32	4,000,000	4,070,640	(a)
Homeowner Mortgage	5.350%	10/1/33	8,195,000	8,630,483
Total Housing				57,548,068
Industrial Revenue — 5.9%
Liberty, NY, Development Corporation Revenue, Goldman Sachs Headquarters	5.500%	10/1/37	27,000,000	30,319,380
Monroe County, NY, IDA Revenue, Public Improvement, Canal Ponds Park	7.000%	6/15/13	125,000	126,078
New York Liberty Development Corp., Liberty Revenue, Second Priority, Bank of America Tower	5.125%	1/15/44	22,500,000	24,114,600
Puerto Rico Industrial Medical & Environmental Pollution Control Facilities, Finance Authority Revenue, American Airlines Inc.	6.450%	12/1/25	1,710,000	820,372	(b)
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan	6.750%	10/1/37	5,000,000	5,597,450
Total Industrial Revenue				60,977,880
Leasing — 2.7%
New York State Dormitory Authority Revenue:
State University Educational Facilities	5.250%	5/15/13	2,030,000	2,072,122
State University Educational Facilities, AGM	5.875%	5/15/17	12,110,000	14,190,377
New York State Dormitory Authority, Lease Revenue, State University Dormitory Facilities	5.000%	7/1/39	7,250,000	7,739,085
New York State Urban Development Corp. Revenue, State Facilities	5.700%	4/1/20	3,000,000	3,511,440
Total Leasing				27,513,024

See Notes to Financial Statements.

Legg Mason Western Asset New York Municipals Fund 2012 Annual Report	15

Legg Mason Western Asset New York Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Other — 1.7%
New York Liberty Development Corp., Liberty Revenue, 4 World Trade Center LLC Project	5.750%	11/15/51	$7,000,000	$7,844,760
New York State Liberty Development Corp., Liberty Revenue, 4 World Trade Center LLC Project	5.000%	11/15/44	7,000,000	7,399,140
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan Note	6.000%	10/1/39	1,750,000	1,892,258
Total Other				17,136,158
Power — 6.1%
Long Island Power Authority, NY, Electric System Revenue	6.000%	5/1/33	10,000,000	11,574,800
New York State Energy Research & Development Authority, Gas Facilities Revenue, Brooklyn Union Gas Co. Project, RIBS	13.388%	7/1/26	3,000,000	3,013,740	(a)(c)(d)
Port Authority of New York & New Jersey, Special Obligation Revenue, 5th Installment, Special Project	6.750%	10/1/19	12,000,000	11,799,960	(a)
Puerto Rico Electric Power Authority, Power Revenue	5.250%	7/1/40	35,000,000	36,251,950
Total Power				62,640,450
Pre-Refunded/Escrowed to Maturity — 2.3%
MTA, New York Services Contract Transportation Facilities	5.750%	7/1/13	945,000	965,507	(e)
New York State Dormitory Authority Revenue, State University Educational Facility, FGIC	5.000%	5/15/27	12,750,000	12,947,880	(f)
New York State Environmental Facilities Corp., Clean Water & Drinking Revolving Funds	5.000%	6/15/16	4,980,000	4,994,392	(e)
Triborough Bridge & Tunnel Authority	5.375%	1/1/19	4,200,000	4,910,262	(f)
Total Pre-Refunded/Escrowed to Maturity				23,818,041
Solid Waste/Resource Recovery — 0.2%
Essex County, NY, Industrial Development Agency Revenue, Solid Waste, International Paper Co. Project	6.150%	4/1/21	1,065,000	1,066,257	(a)
North Country, NY, Development Authority, Solid Waste Management System Revenue, Refunding, AGM	6.000%	5/15/15	625,000	645,381
Total Solid Waste/Resource Recovery				1,711,638
Special Tax Obligation — 18.0%
Brooklyn Arena, NY, Local Development Corp., Barclays Center Project	6.250%	7/15/40	20,000,000	22,081,200
New York City, NY, TFA Revenue, Future Tax Secured	5.000%	5/1/38	25,000,000	27,282,500
New York City, NY, TFA, Building Aid Revenue, St. Aid Withholding	5.250%	1/15/39	27,000,000	29,151,630

See Notes to Financial Statements.

16	Legg Mason Western Asset New York Municipals Fund 2012 Annual Report

Schedule of investments (cont’d)

March 31, 2012

Legg Mason Western Asset New York Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Special Tax Obligation — continued
New York City, NY, Trust Cultural Resource Revenue, AMBAC, Museum of Modern Art	5.125%	7/1/31	$9,000,000	$9,095,400
New York State Dormitory Authority, Personal Income Tax Revenue	5.000%	3/15/37	4,000,000	4,279,640
New York State Dormitory Authority, State Personal Income Tax Revenue	5.000%	3/15/31	10,000,000	10,905,000
New York State Dormitory Authority, State Personal Income Tax Revenue	5.000%	12/15/35	3,500,000	3,758,335
New York State Dormitory Authority, State Personal Income Tax Revenue	5.000%	2/15/39	15,875,000	17,165,161
New York State Local Assistance Corp.:
Refunded	6.000%	4/1/14	1,490,000	1,596,431
Refunded	5.500%	4/1/17	3,000,000	3,514,320
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.750%	8/1/37	10,000,000	10,994,500
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/40	10,000,000	10,603,500
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.250%	8/1/41	1,965,000	2,091,526
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.000%	8/1/42	20,000,000	22,395,600
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan	5.250%	10/1/29	10,000,000	10,466,900
Total Special Tax Obligation				185,381,643
State General Obligation — 0.8%
Puerto Rico Commonwealth, GO:
Public Improvement	5.000%	7/1/41	7,500,000	7,166,850	(g)
Refunding, Public Improvement, NATL	5.500%	7/1/16	1,250,000	1,385,100
Total State General Obligation				8,551,950
Transportation — 12.0%
Hudson, NY, Yards Infrastructure Corp. Revenue	5.750%	2/15/47	10,000,000	11,183,800
MTA, New York Revenue:
NATL	5.000%	11/15/35	10,000,000	10,353,400
Refunding, AGM	5.000%	11/15/30	22,590,000	23,100,534
MTA, New York Service Contract, Refunding, AMBAC	5.000%	7/1/30	7,150,000	7,216,280
MTA, NY, Revenue	5.250%	11/15/40	20,000,000	21,851,400
Port Authority of New York & New Jersey	5.000%	1/15/41	15,000,000	16,473,300
Port Authority of New York & New Jersey, Special Obligation Revenue, JFK International Air Terminal LLC	6.000%	12/1/42	20,000,000	22,404,400
Triborough Bridge & Tunnel Authority, NATL/IBC	5.250%	11/15/30	5,200,000	5,520,008
Triborough Bridge & Tunnel Authority, NY, Revenue	5.000%	11/15/32	5,000,000	5,123,600
Total Transportation				123,226,722

See Notes to Financial Statements.

Legg Mason Western Asset New York Municipals Fund 2012 Annual Report	17

Legg Mason Western Asset New York Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Water & Sewer — 6.7%
New York City, NY, Municipal Water Finance Authority:
Water & Sewer System Revenue	5.000%	6/15/38	$10,000,000	$10,780,600
Water & Sewer System Revenue	5.000%	6/15/39	7,000,000	7,515,130
Water & Sewer System Revenue	5.750%	6/15/40	15,000,000	17,389,800
New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue	5.000%	6/15/45	5,000,000	5,427,650
New York State Environmental Facilities Corp.:
Clean Water & Drinking Revolving Funds	5.000%	6/15/32	8,500,000	8,847,395
State Water Revolving Fund	7.500%	6/15/12	5,000	5,026
New York State Environmental Facilities Corp., Water Facilities Revenue, United Water New Rochelle Inc.	4.875%	9/1/40	10,910,000	11,071,141
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue	5.000%	7/1/33	8,000,000	7,865,760
Total Water & Sewer				68,902,502
Total Investments before Short-Term Investments (Cost — $858,457,436)				938,278,461
Short-Term Investments — 8.3%
Finance — 3.0%
New York City, NY, TFA:
New York City Recovery Project Revenue, LIQ-Landesbank Hessen-Thuringen	0.230%	11/1/22	6,105,000	6,105,000	(h)(i)
New York City Recovery Project Revenue, Subordinated, LIQ-Dexia Credit Local	0.300%	11/1/22	8,800,000	8,800,000	(h)(i)
New York City, NY, TFA Revenue, Future Tax Secured, SPA-Dexia Credit Local	0.270%	8/1/31	14,450,000	14,450,000	(h)(i)
New York City, NY, TFA, Future Tax Secured Revenue, SPA-Dexia Credit Local	0.300%	8/1/23	1,000,000	1,000,000	(h)(i)
Total Finance				30,355,000
General Obligation — 2.4%
New York City, NY, GO:
LOC-Dexia Credit Local	0.310%	1/1/36	1,200,000	1,200,000	(h)(i)
SPA-Dexia Credit Local	0.300%	8/1/28	7,700,000	7,700,000	(h)(i)
SPA-JPMorgan Chase	0.190%	8/15/22	2,300,000	2,300,000	(h)(i)
New York, NY, GO:
LOC-Landesbank Baden-Wurttemberg	0.310%	8/1/21	4,400,000	4,400,000	(h)(i)
Subordinated, LOC-Dexia Credit Local	0.300%	3/1/34	9,230,000	9,230,000	(h)(i)
Total General Obligation				24,830,000
Health Care — 0.3%
Tompkins County, NY, Industrial Development Agency, Civic Facility Revenue, Ithacare Center Co., LOC-Bank of America N.A.	0.320%	2/1/37	3,000,000	3,000,000	(h)(i)

See Notes to Financial Statements.

18	Legg Mason Western Asset New York Municipals Fund 2012 Annual Report

Schedule of investments (cont’d)

March 31, 2012

Legg Mason Western Asset New York Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Housing: Multi-Family — 0.8%
New York City, NY, HDC, MFH Rent Revenue, Balton LLC, FHLMC, LOC- Bank of America N.A.	0.300%	9/1/49	$5,400,000	$5,400,000	(h)(i)
New York State Housing Finance Agency Revenue, 111 Nassau Street Housing, ANN/Nassau Realty LLC, LOC-Landesbank Hessen-Thuringen	0.260%	11/1/44	2,500,000	2,500,000	(h)(i)
Total Housing: Multi-Family				7,900,000
Housing: Single Family — 0.7%
New York State Housing Finance Agency\Revenue, Riverdale Avenue Apartments, LOC-Bank of America N.A.	0.230%	11/1/41	7,200,000	7,200,000	(h)(i)
Miscellaneous — 0.0%
New York City, NY, Capital Resources Corp. Revenue, Loan Enhanced Assistance, LOC-Bank of America N.A.	0.280%	3/1/38	300,000	300,000	(h)(i)
Transportation — 0.1%
Triborough Bridge & Tunnel Authority, NY, Revenues, Refunding, SPA-Bank of America N.A.	0.250%	1/1/32	1,350,000	1,350,000	(h)(i)
Water & Sewer — 1.0%
New York City, NY, Municipal Water Finance Authority, SPA-Dexia Credit Local	0.300%	6/15/32	3,500,000	3,500,000	(h)(i)
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, SPA-Dexia Credit Local	0.300%	6/15/33	6,600,000	6,600,000	(h)(i)
Total Water & Sewer				10,100,000
Total Short-Term Investments (Cost — $85,035,000)				85,035,000
Total Investments — 99.5% (Cost — $943,492,436#)				1,023,313,461
Other Assets in Excess of Liabilities — 0.5%				5,012,099
Total Net Assets — 100.0%				$1,028,325,560

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)	The coupon payment on these securities is currently in default as of March 31, 2012.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	Residual interest bonds — coupon varies inversely with level of short-term tax-exempt interest rates.

(e)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(f)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(g)	Security is purchased on a when-issued basis.

(h)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(i)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is $942,174,877.

See Notes to Financial Statements.

Legg Mason Western Asset New York Municipals Fund 2012 Annual Report	19

Legg Mason Western Asset New York Municipals Fund

Abbreviations used in this schedule:
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
FGIC	— Financial Guaranty Insurance Company — Insured Bonds
FHA	— Federal Housing Administration
FHLMC	— Federal Home Loan Mortgage Corporation
GNMA	— Government National Mortgage Association
GO	— General Obligation
HDC	— Housing Development Corporation
IBC	— Insured Bond Certificates
IDA	— Industrial Development Authority
LIQ	— Liquidity Facility
LOC	— Letter of Credit
MFH	— Multi-Family Housing
MTA	— Metropolitan Transportation Authority
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
RIBS	— Residual Interest Bonds
SPA	— Standby Bond Purchase Agreement — Insured Bonds
TCRS	— Transferable Custodial Receipts
TFA	— Transitional Finance Authority

Ratings table* (unaudited)
Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	9.1%
AA/Aa	41.5
A	26.0
BBB/Baa	12.4
C	0.1
A-1/VMIG 1	8.3
NR	2.6
100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

See pages 20 through 24 for definitions of ratings.

See Notes to Financial Statements.

20	Legg Mason Western Asset New York Municipals Fund 2012 Annual Report

Bond ratings

The definitions of the applicable rating symbols are set forth below:

Long-term security ratings (unaudited)

Standard & Poor’s Ratings Service (“Standard & Poor’s”) Long-term Issue Credit Ratings — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	—	An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	—

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	—

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB	—

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	—

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	—

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	—	An obligation rated “CC” is currently highly vulnerable to nonpayment.
C	—	The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Legg Mason Western Asset New York Municipals Fund 2012 Annual Report	21
D	—

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments of an obligation are jeopardized.

Moody’s Investors Service (“Moody’s”) Long-term Obligation Ratings — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—	Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
Aa	—	Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
A	—	Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
Baa	—	Obligations rated “Baa” are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Ba	—	Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.
B	—	Obligations rated “B” are considered speculative and are subject to high credit risk.
Caa	—	Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
Ca	—	Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery for principal and interest.
C	—	Obligations rated “C” are the lowest rated class and are typically in default, with little prospect of recovery for principal and interest.

Fitch Ratings Service (“Fitch”) Structured, Project & Public Finance Obligations — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—

Obligations rated “AAA” by Fitch denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	—

Obligations rated “AA” denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	—

Obligations rated “A” denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

22	Legg Mason Western Asset New York Municipals Fund 2012 Annual Report

Long-term security ratings (unaudited) (cont’d)

BBB	—

Obligations rated “BBB” indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	—

Obligations rated “BB” indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B	—

Obligations rated “B” indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	—	Default is a real possibility.
CC	—	Default of some kind appears probable.
C	—	Default is imminent or inevitable, or the issuer is in standstill.

NR	—	Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

Standard & Poor’s Municipal Short-Term Notes Ratings

SP-1	—

A short-term obligation rated “SP-1” is rated in the highest category by Standard & Poor’s. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	—

A short-term obligation rated “SP-2” is a Standard & Poor’s rating indicating satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	—	A short-term obligation rated “SP-3” is a Standard & Poor’s rating indicating speculative capacity to pay principal and interest.

Standard & Poor’s Short-Term Issues Credit Ratings

A-1	—

A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	—

A short-term obligation rated “A-2” by Standard & Poor’s is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

Legg Mason Western Asset New York Municipals Fund 2012 Annual Report	23
A-3	—

A short-term obligation rated “A-3” by Standard & Poor’s exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	—

A short-term obligation rated “B” by Standard & Poor’s is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

Moody’s Variable Rate Demand Obligations (VRDO) Ratings

VMIG 1	—

Moody’s highest rating for issues having a variable rate demand feature — VRDO. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 2	—

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 3	—

This designation denotes acceptable credit quality. Adequate protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

SG	—

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Moody’s Short-Term Municipal Obligations Ratings

MIG 1	—

Moody’s highest rating for short-term municipal obligations. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	—	This designation denotes strong credit quality. Margins of protection are ample, although not as large as the preceding group.
MIG 3	—	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	—	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

24	Legg Mason Western Asset New York Municipals Fund 2012 Annual Report

Short-term security ratings (unaudited) (cont’d)

Moody’s Short-Term Obligations Ratings

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating. Have a superior ability to repay short-term debt obligations.
P-2	—	Have a strong ability to repay short-term debt obligations.
P-3	—	Have an acceptable ability to repay short-term debt obligations.

NP	—	Issuers do not fall within any of the Prime rating categories.

Fitch’s Short-Term Issuer or Obligations Ratings

F1	—	Fitch’s highest rating indicating the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	—	Fitch rating indicating good intrinsic capacity for timely payment of financial commitments.
F3	—	Fitch rating indicating intrinsic capacity for timely payment of financial commitments is adequate.
B	—	Fitch rating indicating minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term changes in financial and economic conditions.
C	—	Fitch rating indicating default is a real possibility.

NR	—	Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

Legg Mason Western Asset New York Municipals Fund 2012 Annual Report	25

Statement of assets and liabilities

March 31, 2012

Assets:
Investments, at value (Cost — $943,492,436)	$1,023,313,461
Cash	34,999
Interest receivable	13,310,675
Receivable for Fund shares sold	2,158,839
Receivable for securities sold	805,001
Prepaid expenses	46,902
Total Assets	1,039,669,877

Liabilities:
Payable for securities purchased	7,145,400
Payable for Fund shares repurchased	3,039,297
Investment management fee payable	431,871
Distributions payable	331,970
Service and/or distribution fees payable	189,469
Trustees’ fees payable	8,340
Accrued expenses	197,970
Total Liabilities	11,344,317
Total Net Assets	$1,028,325,560

Net Assets:
Par value (Note 7)	$731
Paid-in capital in excess of par value	958,258,493
Undistributed net investment income	937,458
Accumulated net realized loss on investments and futures contracts	(10,692,147)
Net unrealized appreciation on investments	79,821,025
Total Net Assets	$1,028,325,560

Shares Outstanding:
Class A	55,289,439
Class B	943,553
Class C	10,142,199
Class I	6,714,938

Net Asset Value:
Class A (and redemption price)	$14.07
Class B*	$14.06
Class C*	$14.06
Class I (and redemption price)	$14.06
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$14.69

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

26	Legg Mason Western Asset New York Municipals Fund 2012 Annual Report

Statement of operations

For the Year Ended March 31, 2012

Investment Income:
Interest	$46,648,593

Expenses:
Investment management fee (Note 2)	4,698,482
Service and/or distribution fees (Notes 2 and 5)	2,075,191
Transfer agent fees (Note 5)	339,100
Fund accounting fees	83,354
Legal fees	63,642
Registration fees	52,192
Audit and tax	33,100
Shareholder reports	28,030
Insurance	22,406
Trustees’ fees	14,284
Custody fees	4,617
Miscellaneous expenses	5,825
Total Expenses	7,420,223
Net Investment Income	39,228,370

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	1,243,392
Futures contracts	1,722,217
Net Realized Gain	2,965,609
Change in Net Unrealized Appreciation (Depreciation)	80,140,863
Net Gain on Investments and Futures Contracts	83,106,472
Increase in Net Assets from Operations	$122,334,842

See Notes to Financial Statements.

Legg Mason Western Asset New York Municipals Fund 2012 Annual Report	27

Statements of changes in net assets

For the Years Ended March 31,	2012	2011

Operations:
Net investment income	$39,228,370	$41,355,878
Net realized gain (loss)	2,965,609	(3,957,836)
Change in net unrealized appreciation (depreciation)	80,140,863	(51,886,150)
Proceeds from settlement of a regulatory matter	—	286,707	†
Increase (Decrease) in Net Assets From Operations	122,334,842	(14,201,401)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(38,909,656)	(41,355,833)
Net realized gains	—	(290,093)
Decrease in Net Assets From Distributions to Shareholders	(38,909,656)	(41,645,926)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	208,444,726	241,630,341
Reinvestment of distributions	34,865,501	37,433,258
Cost of shares repurchased	(167,583,096)	(327,337,376)
Increase (Decrease) in Net Assets From Fund Share Transactions	75,727,131	(48,273,777)
Increase (Decrease) in Net Assets	159,152,317	(104,121,104)

Net Assets:
Beginning of year	869,173,243	973,294,347
End of year*	$1,028,325,560	$869,173,243
* Includes undistributed net investment income of:	$937,458	$941,768

†	The Fund received $183,802, $84,668, $18,201 and $36 for Class A, B, C and I shares, respectively, related to this distribution.

See Notes to Financial Statements.

28	Legg Mason Western Asset New York Municipals Fund 2012 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class A Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$12.85	$13.60	$12.90	$13.11	$13.19

Income (loss) from operations:
Net investment income	0.58	0.58	0.57	0.58	0.57
Net realized and unrealized gain (loss)	1.21	(0.74)	0.69	(0.22)	(0.08)
Total income (loss) from operations	1.79	(0.16)	1.26	0.36	0.49

Less distributions from:
Net investment income	(0.57)	(0.59)	(0.56)	(0.57)	(0.57)
Net realized gains	—	(0.00) [2]	—	—	—
Total distributions	(0.57)	(0.59)	(0.56)	(0.57)	(0.57)

Net asset value, end of year	$14.07	$12.85	$13.60	$12.90	$13.11
Total return[3]	14.20%	(1.29)%	9.96%	2.89%	3.79%

Net assets, end of year (millions)	$778	$661	$784	$640	$631

Ratios to average net assets:
Gross expenses	0.71%	0.71%	0.70%	0.68%	0.72%
Net expenses[4]	0.71	0.71	0.70	0.68 [5,6]	0.67 [5,6]
Net investment income	4.25	4.35	4.26	4.50	4.36

Portfolio turnover rate	8%	21%	15%	31%	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.01 per share.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Effective March 2, 2007, management contractually agreed to waive fees and/or reimburse expenses to limit annual operating expenses to 0.68% for Class A shares until August 1, 2008.

See Notes to Financial Statements.

Legg Mason Western Asset New York Municipals Fund 2012 Annual Report	29

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class B Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$12.85	$13.60	$12.90	$13.11	$13.19

Income (loss) from operations:
Net investment income	0.49	0.50	0.49	0.51	0.50
Net realized and unrealized gain (loss)	1.22	(0.75)	0.70	(0.22)	(0.09)
Proceeds from settlement of a regulatory matter	—	0.05	—	—	—
Total income (loss) from operations	1.71	(0.20)	1.19	0.29	0.41

Less distributions from:
Net investment income	(0.50)	(0.55)	(0.49)	(0.50)	(0.49)
Net realized gains	—	(0.00) [2]	—	—	—
Total distributions	(0.50)	(0.55)	(0.49)	(0.50)	(0.49)

Net asset value, end of year	$14.06	$12.85	$13.60	$12.90	$13.11
Total return[3]	13.50%	(1.55)%[4]	9.32%	2.35%	3.18%

Net assets, end of year (millions)	$13	$15	$22	$30	$42

Ratios to average net assets:
Gross expenses	1.35%	1.33%	1.29%	1.22%	1.26%
Net expenses[5]	1.35	1.33	1.29	1.22	1.26
Net investment income	3.62	3.72	3.69	3.96	3.77

Portfolio turnover rate	8%	21%	15%	31%	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.01 per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 1.93%. Class B received $84,668 related to this distribution.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

30	Legg Mason Western Asset New York Municipals Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class C Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$12.84	$13.59	$12.89	$13.10	$13.18

Income (loss) from operations:
Net investment income	0.50	0.51	0.49	0.50	0.49
Net realized and unrealized gain (loss)	1.22	(0.75)	0.70	(0.21)	(0.08)
Total income (loss) from operations	1.72	(0.24)	1.19	0.29	0.41

Less distributions from:
Net investment income	(0.50)	(0.51)	(0.49)	(0.50)	(0.49)
Net realized gains	—	(0.00) [2]	—	—	—
Total distributions	(0.50)	(0.51)	(0.49)	(0.50)	(0.49)

Net asset value, end of year	$14.06	$12.84	$13.59	$12.89	$13.10
Total return[3]	13.56%	(1.87)%	9.35%	2.31%	3.16%

Net assets, end of year (millions)	$143	$120	$127	$75	$48

Ratios to average net assets:
Gross expenses	1.28%	1.28%	1.26%	1.24%	1.28%
Net expenses[4]	1.28	1.28	1.26	1.24	1.28
Net investment income	3.68	3.78	3.69	3.95	3.74

Portfolio turnover rate	8%	21%	15%	31%	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.01 per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Western Asset New York Municipals Fund 2012 Annual Report	31

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class I Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$12.84	$13.59	$12.89	$13.10	$13.18

Income (loss) from operations:
Net investment income	0.60	0.60	0.59	0.60	0.59
Net realized and unrealized gain (loss)	1.21	(0.75)	0.69	(0.22)	(0.08)
Total income (loss) from operations	1.81	(0.15)	1.28	0.38	0.51

Less distributions from:
Net investment income	(0.59)	(0.60)	(0.58)	(0.59)	(0.59)
Net realized gains	—	(0.00) [2]	—	—	—
Total distributions	(0.59)	(0.60)	(0.58)	(0.59)	(0.59)

Net asset value, end of year	$14.06	$12.84	$13.59	$12.89	$13.10
Total return[3]	14.36%	(1.17)%	10.12%	3.05%	3.94%

Net assets, end of year (millions)	$94	$73	$40	$10	$5

Ratios to average net assets:
Gross expenses	0.58%	0.56%	0.57%	0.53%	0.56%
Net expenses[4]	0.58 [5]	0.56 [5]	0.57 [5,6]	0.52 [6,7]	0.52 [6,7]
Net investment income	4.38	4.49	4.40	4.66	4.49

Portfolio turnover rate	8%	21%	15%	31%	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.01 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Effective March 2, 2007, management contractually agreed to waive fees and/or reimburse expenses to limit annual operating expenses to 0.52% for Class I shares until August 1, 2008.

See Notes to Financial Statements.

32	Legg Mason Western Asset New York Municipals Fund 2012 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Western Asset New York Municipals Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/ spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee,

Legg Mason Western Asset New York Municipals Fund 2012 Annual Report	33

among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

34	Legg Mason Western Asset New York Municipals Fund 2012 Annual Report

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$938,278,461	—	$938,278,461
Short-term investments†	—	85,035,000	—	85,035,000
Total investments	—	$1,023,313,461	—	$1,023,313,461

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. During the year ended March 31, 2012, the Fund employed short U.S. Treasury futures to manage duration and in expectation of underperformance by Treasuries. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Fund concentration. Since the Fund invests primarily in obligations of issuers within New York, it is subject to possible risks associated with economic, political, credit or legal developments or industrial or regional matters specifically affecting New York.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any,

Legg Mason Western Asset New York Municipals Fund 2012 Annual Report	35

are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Securities traded on a when-issued basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(323,024)	$323,024

(a)	Reclassifications are primarily due to differences between book and tax accretion of market discount on fixed income securities and the book/tax differences in the treatment of distributions.

36	Legg Mason Western Asset New York Municipals Fund 2012 Annual Report

Notes to financial statements (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Legg Mason Western Asset New York Municipals Fund 2012 Annual Report	37

For the year ended March 31, 2012, LMIS and its affiliates received sales charges of approximately $99,000 on sales of the Fund’s Class A shares. In addition, for the year ended March 31, 2012, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$13,000	$25,000	$14,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change had no effect on fees previously deferred. As of March 31, 2012, the Fund had accrued $2,845 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended March 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$75,934,189
Sales	72,238,621

At March 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$84,098,905
Gross unrealized depreciation	(2,960,321)
Net unrealized appreciation	$81,138,584

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

At March 31, 2012, the Fund did not have any derivative instruments outstanding.

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended March 31, 2012. The table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures Contracts	$1,722,217

38	Legg Mason Western Asset New York Municipals Fund 2012 Annual Report

Notes to financial statements (cont’d)

During the year ended March 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)†	$14,797,649

†	At March 31, 2012, there were no open positions held in this derivative.

5. Class specific expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended March 31, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$1,069,620	$216,179
Class B	93,379	24,704
Class C	912,192	61,295
Class I	—	36,922
Total	$2,075,191	$339,100

6. Distributions to shareholders by class

	Year Ended March 31, 2012	Year Ended March 31, 2011
Net Investment Income:
Class A	$30,064,960	$32,404,185
Class B	530,903	773,708
Class C	4,752,350	4,933,043
Class I	3,561,443	3,244,897
Total	$38,909,656	$41,355,833

Net Realized Gains:
Class A	—	$231,613
Class B	—	6,077
Class C	—	39,066
Class I	—	13,337
Total	—	$290,093

7. Shares of beneficial interest

At March 31, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Legg Mason Western Asset New York Municipals Fund 2012 Annual Report	39

Transactions in shares of each class were as follows:

	Year Ended March 31, 2012		Year Ended March 31, 2011
	Shares	Amount	Shares	Amount
Class A
Shares sold	10,445,652	$143,188,819	9,035,584	$121,697,603
Shares issued on reinvestment	2,061,206	28,128,417	2,263,220	30,408,000
Shares repurchased	(8,650,361)	(117,635,656)	(17,503,930)	(232,804,709)
Net increase (decrease)	3,856,497	$53,681,580	(6,205,126)	$(80,699,106)

Class B
Shares sold	53,264	$708,241	184,431	$2,502,955
Shares issued on reinvestment	33,873	460,398	52,750	710,796
Shares repurchased	(313,577)	(4,246,552)	(684,202)	(9,210,515)
Net decrease	(226,440)	$(3,077,913)	(447,021)	$(5,996,764)

Class C
Shares sold	2,178,548	$29,873,954	2,683,434	$36,263,145
Shares issued on reinvestment	275,315	3,754,314	293,881	3,942,966
Shares repurchased	(1,665,624)	(22,660,468)	(2,990,162)	(39,674,748)
Net increase (decrease)	788,239	$10,967,800	(12,847)	$531,363

Class I
Shares sold	2,529,026	$34,673,712	6,003,437	$81,166,638
Shares issued on reinvestment	184,784	2,522,372	176,883	2,371,496
Shares repurchased	(1,689,309)	(23,040,420)	(3,450,740)	(45,647,404)
Net increase	1,024,501	$14,155,664	2,729,580	$37,890,730

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date Payable Date	Class A	Class B	Class C	Class I
Daily 4/30/2012	$0.042695	$0.035177	$0.036338	$0.044296

The tax character of distributions paid during the fiscal years ended March 31, was as follows:

	2012	2011
Distributions Paid From:
Tax-exempt income	$38,532,971	$41,333,771
Ordinary income	376,685	312,155
Total distributions paid	$38,909,656	$41,645,926

40	Legg Mason Western Asset New York Municipals Fund 2012 Annual Report

Notes to financial statements (cont’d)

As of March 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$987,096
Capital loss carryforward*	(11,874,203)
Other book/tax temporary differences(a)	(185,141)
Unrealized appreciation (depreciation)(b)	81,138,584
Total accumulated earnings (losses) — net	$70,066,336

*	During the taxable year ended March 31, 2012, the Fund utilized $ 3,133,878 of its capital loss carryforward available from prior years. As of March 31, 2012, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
3/31/2013	$(8,097,448)
3/31/2014	(16,935)
3/31/2019	(3,759,820)
$(11,874,203)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the difference between the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the difference between book & tax accretion methods for market discount on fixed income securities.

9. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf

Legg Mason Western Asset New York Municipals Fund 2012 Annual Report	41

of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Plaintiffs agreed to dismiss the case, and a Stipulation of Dismissal with Prejudice was filed with the court on October 20, 2011, terminating the litigation.

*  *  *

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both a derivative claim on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other

42	Legg Mason Western Asset New York Municipals Fund 2012 Annual Report

Notes to financial statements (cont’d)

things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason (the “Derivative Claim”). In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures (the “Putative Class Claims”). The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board.

The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court.

On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand.

On May 6, 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal of the Putative Class Claims. With regard to the Derivative Claim, to which the certified question related and as to which the district court granted a

Legg Mason Western Asset New York Municipals Fund 2012 Annual Report	43

motion to dismiss, the Second Circuit vacated the district court’s judgment and remanded with instructions to the court to convert the motion to dismiss to a motion for summary judgment, and to rule on that motion, after further discovery should the court determine that such further discovery is warranted. On August 4, 2011, the Court held a status conference and granted plaintiff leave to file a motion for particularized discovery, while indicating that any attempt to amend the existing Compliant would be denied. On September 16, 2011, plaintiff filed motions for discovery and to amend the Complaint. Defendants filed oppositions to those two motions on October 27, 2011. Oral argument on the motions was heard on May 11, 2012 and the court reserved judgement.

10. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

44	Legg Mason Western Asset New York Municipals Fund 2012 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Western Asset New York Municipals Fund, a series of Legg Mason Partners Income Trust, including the schedule of investments, as of March 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset New York Municipals Fund as of March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 17, 2012

Legg Mason Western Asset New York Municipals Fund	45

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 7-8, 2011, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Western Asset New York Municipals Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

46	Legg Mason Western Asset New York Municipals Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had expanded over time as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Manager’s and the Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

Legg Mason Western Asset New York Municipals Fund	47

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as New York municipal debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended June 30, 2011 was above the median.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal. The Board noted that the performance of the Fund was satisfactory.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Fund) classified as New York municipal debt funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was at the median and Actual Management Fee was above the median. The Board noted that the Fund’s actual total expense ratio was below the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current expense limitation applicable to one of the Fund’s share classes is expected to continue through December 2013.

48	Legg Mason Western Asset New York Municipals Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fee for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed in the past by an outside consultant and remained substantially unchanged. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that although the Fund’s Contractual Management Fee does not have breakpoints in place, the Contractual Management Fee was below the asset-weighted average of management fees paid by other funds in the same Lipper investment classification/objective at lower asset levels, and only slightly higher at higher asset levels. The Board also noted that the Contractual Management Fee was at the median of the expense group.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Legg Mason Western Asset New York Municipals Fund	49

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Western Asset New York Municipals Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during past five years	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)
A. Benton Cocanougher
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

50	Legg Mason Western Asset New York Municipals Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during past five years	None
Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during past five years	None
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during past five years	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)
Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during past five years	None

Legg Mason Western Asset New York Municipals Fund	51

Independent Trustees cont’d
Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during past five years	None
Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)
Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during past five years	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

52	Legg Mason Western Asset New York Municipals Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 161 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment advisers) (since 2002)
Number of funds in fund complex overseen by Trustee	161
Other board memberships held by Trustee during past five years	None
Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason Western Asset New York Municipals Fund	53

Additional Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM (since 2002)

54	Legg Mason Western Asset New York Municipals Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)
James Crowley Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1966
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Vice President and Controller within the Global Oversight group for certain mutual funds associated with Legg Mason & Co. or its affiliates (2010-2011); formerly, Controller of Security Fair Valuation and Project Management for Legg Mason & Co. or its affiliates (2006 to 2010)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason Western Asset New York Municipals Fund	55

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended March 31, 2012:

Record date:	Daily	Daily		Daily	Daily	Daily
Payable date:	April 2011 through May 2011	6/30/2011		July 2011 through November 2011	12/31/2011	January 2012 through March 2012
Class A
Tax-exempt interest	100.00%	88.69%		100.00%	99.73%	100.00%
Ordinary income	—	11.31	%*	—	0.27%*	—

Record date:	Daily	Daily		Daily	Daily	Daily
Payable date:	4/30/2011	5/31/2011		6/30/2011	July 2011 through November 2011	12/31/2011
Class B
Tax-exempt interest	99.28%	98.94%		87.62%	100.00%	99.73%
Ordinary income	0.72%*	1.06	%*	12.38%*	—	0.27%*

Record date:	Daily
Payable date:	January 2012 through March 2012
Class B
Tax-exempt interest	100.00%
Ordinary income	—

Record date:	Daily	Daily		Daily	Daily	Daily
Payable date:	April 2011 through May 2011	6/30/2011		July 2011 through November 2011	12/31/2011	January 2012 through March 2012
Class C
Tax-exempt interest	100.00%	88.69%		100.00%	99.73%	100.00%
Ordinary income	—	11.31	%*	—	0.27%*	—

Record date:	Daily	Daily		Daily	Daily	Daily
Payable date:	April 2011 through May 2011	6/30/2011		July 2011 through November 2011	12/31/2011	January 2012 through March 2012
Class I
Tax-exempt interest	100.00%	88.69%		100.00%	99.73%	100.00%
Ordinary income	—	11.31	%*	—	0.27%*	—

The following information is applicable to non-U.S. resident shareholders:

*	All of the ordinary income distributions paid by the Fund represent Qualified Net Interest Income and Qualified Short-Term Gain eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

Legg Mason Western Asset

New York Municipals Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken

Chairman

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Western Asset New York Municipals Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Legg Mason Western Asset New York Municipals Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926 (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset New York Municipals Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD03397 5/12 SR12-1646

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending March 31, 2011 and March 31, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $101,200 in 2011 and $105,100 in 2012.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2011 and $0 in 2012.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $12,300 in 2011 and $12,700 in 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in 2012, other than the services reported in paragraphs (a) through (c) for the Item for the Legg Mason Partners Income Trust. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for March 31, 2011 and March 31, 2012; Tax Fees were 100% and 100% for March 31, 2011 and March 31, 2012; and Other Fees were 100% and 100% for March 31, 2011 and March 31, 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2012.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	May 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	May 23, 2012

By:	/S/ RICHARD F. SENNETT
(Richard F. Sennett)
Principal Financial Officer of
Legg Mason Partners Income Trust

Date:	May 23, 2012